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                                   GMO TRUST

                                  SUPPLEMENT TO
   GMO TRUST PROSPECTUS DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005 AND
                 GMO TRUST STATEMENT OF ADDITIONAL INFORMATION
               DATED JUNE 30, 2004, AS REVISED SEPTEMBER 23, 2005

GMO ALPHA ONLY FUND

Effective October 31, 2005, GMO Alpha Only Fund may invest in GMO Emerging Country Debt Fund ("ECDF") (in addition to the GMO Trust funds in which Alpha Only Fund already invests) or in debt securities of the type invested in by ECDF. See page 60 of the Prospectus for a discussion of ECDF. The Manager will employ a similar strategy with respect to the emerging market debt asset class as it currently employs with other asset classes in which the Alpha Only Fund invests. The emerging market debt portion of Alpha Only Fund's portfolio typically will be hedged using swap contracts in which the Fund is obligated to pay an amount equal to the return of an emerging market debt index in exchange for a U.S. dollar-based interest rate, and the description of Alpha Only Fund's use of derivatives, set forth on page 43 of the Statement of Additional Information, is hereby amended accordingly. To the extent the hedges of the emerging market debt portion of the portfolio are successful, the performance of this portion of the portfolio is not expected to correlate with the movements of the emerging market debt market generally. Instead, this portion of the portfolio is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to the emerging market debt market generally.

As a result of Alpha Only Fund's investment in ECDF, Alpha Only Fund is exposed to Market Risk -- Fixed Income Securities (see page 88 of the Prospectus for a description of this risk). In addition, certain of Alpha Only Fund's risks (e.g., Foreign Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Leveraging Risk, Liquidity Risk, and Currency Risk), which are described on page 84 of the Prospectus, will be more pronounced as a result of Alpha Only Fund's investment in ECDF.

Clause (b) of footnote 5 to Alpha Only Fund's "Annual Fund operating expenses" table on page 85 is hereby restated as follows:

         (5). . . (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses and, in the case of ECDF, excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.



Supplement Date:  October 5, 2005